AMERICAN INDEPENDENCE FUNDS TRUST

(“Trust”)

SUPPLEMENT DATED April 13, 2018
TO THE SUMMARY PROSPECTUS, PROSPECTUS AND

STATEMENT OF ADDITIONAL INFORMATION

EACH DATED MARCH 1, 2018 AS SUPPLEMEMTED ON MARCH 6, 2018

AMERICAN INDEPENDENCE
CARRET CORE PLUS FUND
(Ticker Symbols: IIISX, IBFSX)

AMERICAN INDEPENDENCE
HILLCREST SMALL CAP VALUE FUND

(Ticker Symbols: HLCIX, HLCAX, HLCCX)

At the regularly scheduled Meeting of the Board of Trustees of the Trust (“Board”) held on April 10, 2018, the Board unanimously approved, among other things, a proposal by Manifold Fund Advisors LLC a Plan of Liquidation and Dissolution (“Plan”) to liquid and dissolve the American Independence Carret Core Plus Fund (“Core Plus Fund”) and the Hillcrest Small Cap Value Fund (“Small Value Fund”), each a separate series of the Trust.

According to the Plan, the Funds expect, in an orderly manner, to (i) terminate the sales of their shares, (ii) to cease their operations, (iii) liquidate the assets of the Funds, and (iv) distribute the liquidation proceeds in cash to shareholders of record of each of the Funds, as appropriate, on or about May 31, 2018 (“Liquidation Date”). All classes of shares of the Funds will be closed to purchases by both new and existing shareholders on April 30, 2018.

The planned liquidation of the Funds is likely to cause the Funds to increase their cash holdings and deviate from their investment objectives and strategies as stated in the Summary Prospectus, Prospectus and Statement of Additional Information for the Funds. Prior to the Liquidation Date, shareholders may redeem (i.e., sell) or exchange their shares in the manner described in the Prospectus under “Redeeming from Your Account” and “Exchanging Shares,” respectively.

Please contact Robert Rokose at rrokose@manifoldpartners.com or Darlene DeRemer for further information about these matters.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE